                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                      ----------------------------------

                                    FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



  Date of Report (date of earliest event report)              10-May-96


       The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2



                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
             -----------------------------------------------------
            (Exact name of regristrant as specified in its charter)


 New Jersey                                        22-2293022
 ----------                                        ----------
 Arizona                 33-89200                  86-0255348
 -------                 --------                  ----------
 State or other         (Commission               (IRS Employer
 jurisdiction of        File Number)              ID Number)
 incorporation)


 2840 Morris Avenue, Union, New Jersey  07083
 ---------------------------------------------------
 (Address of principal executive officer)


 Regristrant's Telephone Number,
 including area code:                              908-686-2000
                                                   ------------------

                                      n/a
              --------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 Other Events
       ------------


       Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-4, Class A-6 Noteholders with respect to the following Distribution Dates:



       A-4...................................................................    15-May-96


       A-5...................................................................    10-May-96, 17-May-96



       A-6...................................................................    14-May-96



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           CLASSNOTES TRUST 1995-I


                                           THE MONEY STORE INC., Representative
                                           TRANS-WORLD INSURANCE COMPANY, Seller




                                           By: /s/ Harry Puglisi
                                              ----------------------------
                                               Name: Harry Puglisi
                                              Title: Treasurer
                                                     of The Money Store Inc. and
                                                  Trans-World Insurance Company
                                                     d/b/a Educaid


                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                                             CLASSNOTES TRUST  1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-4                     Determination Date                                                          05/09/96
Cusip #  182743AA2                       Distribution Date                                                           05/15/96
                                         Record Date                                                                 05/13/96
 =============================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes

                             CLASS A-4 NOTES                                                     3,150,000.00
                             Per $50,000 original principal amount of the Notes                 43,750.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                             CLASS A-4 NOTES                                                        16,530.00
                             Per $50,000 original principal amount of the Notes                    229.583333


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                             CLASS A-4 NOTES                                                             0.00
                             Per $50,000 original principal amount of the Notes                      0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                             CLASS A-4 NOTES                                                             0.00
                             Per $50,000 original principal amount of the Notes                      0.000000


(iv)       Pool Balance at end of preceding Collection Period                                  509,877,957.49


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                                CLASS A-4 NOTES                                                    450,000.00


(vi)       Applicable Interest Rate:
                             (a)   In general:
                                     1.  Auction Rate for the prior Interest Period:

                                         CLASS A-4 NOTES
                                         PERIOD 1                                                     5.63500%
                                         PERIOD 2                                                     5.32250%
                                         PERIOD 3                                                     5.38891%
                                         CURRENT RATE    (LIBOR)                                      5.51000%


   2.  NET LOAN RATE
                PERIOD 1                                                                        6.6680%
                PERIOD 2                                                                        6.4700%
                PERIOD 3                                                                        6.5950%

               (b)    Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate                          34,685.00

(vii)  (a)  Service Fee for related Collection Period (Pro Rata)                              2,069.71
            Per $50,000 original principal amount of the Notes                               28.745972

       (b)   Service Fee Carryover for related Collection Period
             1.  Distributed                                                                      0.00
                 Per $50,000 original principal amount of the Notes                           0.000000

             2.  Remaining Balance                                                                0.00
                 Per $50,000 original principal amount of the Notes                           0.000000


(viii)     Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                                                  78.75
                   Per $50,000 original principal amount of the Notes                         1.093750

             2.  Auction Agent Fee  (Pro Rata)                                                    0.00
                   Per $50,000 original principal amount of the Notes                         0.000000

             3.  Indenture Trustee Fee  (Pro Rata)                                                0.00
                   Per $50,000 original principal amount of the Notes                         0.000000

             4.  Eligible Lender Trustee Fee  (Pro Rata)                                         45.40
                   Per $50,000 original principal amount of the Notes                         0.630549

             5.  Surety Provider Fee  (Pro Rata)                                                446.25
                  Per $50,000 original principal amount of the Notes                          6.197917


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                             0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                              0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                   0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                      0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                          0.00

            (c)      Amount in the Reserve Account                                        2,063,447.54


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                            0.00



(xiv)    (a)     Portion (if any) of the distribution attributable to amounts
                 on deposit in the Pre-Funding Account                                            0.00


         (b)     Amount in the Pre-Funding Account                                       42,545,800.60

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                                               0.00
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                                       0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                          0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                    3,995,345.89
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                    3,484,172.05
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                     731,434.09
                Delinquent

          (d)  Number of Financed Student Loans that are more than 181                      367,971.59
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                              94,846.43

(xix)     Parity Percentage          Numerator          579,002,750.79
          as of    03/31/96        Denominator          579,021,677.47                          100.00%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                   1,820.11

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                  0.00


The Money Store, Inc.


   /s/ Harry Puglisi
By:_____________________
     Harry Puglisi
        Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                          CLASSNOTES TRUST  1995 - I
    Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale &
                              Servicing Agreement
      CLASS A-6              Determination Date                05/08/96
Cusip #  182743AC8           Distribution Date                 05/14/96
                             Record Date                       05/10/96
===========================================================================



(i) Amount of Principal being paid or distributed in respect of the Notes

                         CLASS A-6 NOTES                                                             0.00
                         Per $50,000 original principal amount of the Notes                      0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                         CLASS A-6 NOTES                                                       423,500.00
                         Per $50,000 original principal amount of the Notes                    213.888889


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                         CLASS A-6 NOTES                                                             0.00
                         Per $50,000 original principal amount of the Notes                      0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                         CLASS A-6 NOTES                                                             0.00
                         Per $50,000 original principal amount of the Notes                      0.000000


(iv)       Pool Balance at end of preceding Collection Period                              509,877,957.49


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                         CLASS A-6 NOTES                                                    99,000,000.00


(vi)       Applicable Interest Rate:
                      (a)   In general:
                             1.  Auction Rate for the prior Interest Period:

                                        CLASS A-6 NOTES
                                           PERIOD 1                                               5.5600%
                                           PERIOD 2                                               5.3400%
                                           PERIOD 3                                               5.5000%
                                         CURRENT RATE        (Based on Auction)                   5.5000%



   2.  NET LOAN RATE
                PERIOD 1                                                                        6.6680%
                PERIOD 2                                                                        6.4700%
                PERIOD 3                                                                        6.5950%

               (b)    Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rate                         253,907.50

(vii)  (a)  Service Fee for related Collection Period (Pro Rata)                             32,523.97
            Per $50,000 original principal amount of the Notes                               16.426247

       (b)   Service Fee Carryover for related Collection Period
             1.  Distributed                                                                      0.00
                 Per $50,000 original principal amount of the Notes                           0.000000

             2.  Remaining Balance                                                                0.00
                 Per $50,000 original principal amount of the Notes                           0.000000


(viii)     Amount of Fees for related Collection Period:

             1.  Administration Fee  (Pro Rata)                                               1,237.50
                   Per $50,000 original principal amount of the Notes                         0.625000

             2.  Auction Agent Fee  (Pro Rata)                                               22,068.75
                   Per $50,000 original principal amount of the Notes                        11.145833

             3.  Indenture Trustee Fee  (Pro Rata)                                                0.00
                   Per $50,000 original principal amount of the Notes                         0.000000

             4.  Eligible Lender Trustee Fee  (Pro Rata)                                        713.42
                   Per $50,000 original principal amount of the Notes                         0.360314

             5.  Surety Provider Fee  (Pro Rata)                                              7,012.50
                  Per $50,000 original principal amount of the Notes                          3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                             0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                              0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                   0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                      0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                          0.00

            (c)      Amount in the Reserve Account                                        2,063,447.54


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                             0.00



(xiv)    (a)     Portion (if any) of the distribution attributable to amounts
                 on deposit in the Pre-Funding Account                                            0.00


         (b)     Amount in the Pre-Funding Account                                       42,545,800.60

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                                               0.00
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                                       0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                          0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                    3,995,345.89
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                    3,484,172.05
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                     731,434.09
                Delinquent

          (d)  Number of Financed Student Loans that are more than 181                      367,971.59
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                              94,846.43

(xix)     Parity Percentage          Numerator          579,002,750.79
          as of    03/31/96        Denominator          579,021,677.47                          100.00%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                   1,820.11

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                  0.00


The Money Store, Inc.


   /s/ Harry Puglisi
By:_____________________
     Harry Puglisi
        Treasurer


                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                          CLASSNOTES TRUST  1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5                     Determination Date                                                          05/13/96
Cusip #  182743ABO                       Distribution Date                                                           05/17/96
                                         Record Date                                                                 05/15/96
 =============================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes


                             CLASS A-5 NOTES                                                             0.00
                             Per $50,000 original principal amount of the Notes                      0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                             CLASS A-5 NOTES                                                        96,745.83
                             Per $50,000 original principal amount of the Notes                     52.013889


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                             CLASS A-5 NOTES                                                             0.00
                             Per $50,000 original principal amount of the Notes                      0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                             CLASS A-5 NOTES                                                             0.00
                             Per $50,000 original principal amount of the Notes                      0.000000


(iv)       Pool Balance at end of preceding Collection Period                                  509,877,957.49


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                                CLASS A-5 NOTES                                                 93,000,000.00


(vi)       Applicable Interest Rate:
                             (a)   In general:
                                     1.  Auction Rate for the prior Interest Period:

                                         CLASS A-5 NOTES
                                         PERIOD 1                                                     5.4500%
                                         PERIOD 2                                                     5.4500%
                                         PERIOD 3                                                     5.3500%
                                         CURRENT RATE    (BASED ON AUCTION)                           5.3500%

                                 2.  NET LOAN RATE
                                               PERIOD 1                                    6.6680%
                                               PERIOD 2                                    6.4700%
                                               PERIOD 3                                    6.5950%

                         (b)   Amount of Interest that would have been paid
                               on such Note Distribution Date if Interest was
                               calculated instead based on the Net Loan Rate           119,711.67



(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                  30,552.82
                       Per $50,000 original principal amount of the Notes               16.426247

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                             0.00
                       Per $50,000 original principal amount of the Notes                0.000000

                 2.  Remaining Balance                                                       0.00
                       Per $50,000 original principal amount of the Notes                0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                      1,162.50
                       Per $50,000 original principal amount of the Notes                0.625000

                 2.  Auction Agent Fee  (Pro Rata)                                      20,731.25
                       Per $50,000 original principal amount of the Notes               11.145833

                 3.  Indenture Trustee Fee  (Pro Rata)                                       0.00
                       Per $50,000 original principal amount of the Notes                0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                               670.18
                       Per $50,000 original principal amount of the Notes                0.360314

                 5.  Surety Provider Fee  (Pro Rata)                                     6,587.50
                       Per $50,000 original principal amount of the Notes                3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                        0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                         0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                              0.00

(xii)      (a)    Amount of the distribution attributable to amounts
                  in the Reserve Account                                                     0.00

           (b)    Amount of any other withdrawals from the Reserve
                  Account for such Distribution Date                                         0.00

           (c)    Amount in the Reserve Account                                      2,063,447.54


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                        0.00



(xiv)    (a)     Portion (if any) of the distribution attributable to amounts
                 on deposit in the Pre-Funding Account                                            0.00


         (b)     Amount in the Pre-Funding Account                                       42,545,800.60

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                                               0.00
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                                       0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                          0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                    3,995,345.89
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                    3,484,172.05
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                     731,434.09
               Delinquent

          (d)  Number of Financed Student Loans that are more than 181                      367,971.59
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                              94,846.43

(xix)     Parity Percentage          Numerator          579,002,750.79
                                                        --------------
          as of    03/31/96        Denominator          579,021,677.47                          100.00%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                   1,820.11

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                  0.00


The Money Store, Inc.


   /s/ Harry Puglisi
By:_____________________
     Harry Puglisi
        Treasurer


                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                          CLASSNOTES TRUST  1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5                     Determination Date                                                          05/06/96
Cusip #  182743ABO                       Distribution Date                                                           05/10/96
                                         Record Date                                                                 05/08/96
 =============================================================================================================================
(i)        Amount of Principal being paid or distributed in
           respect of the Notes


                             CLASS A-5 NOTES                                                             0.00
                             Per $50,000 original principal amount of the Notes                      0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                             CLASS A-5 NOTES                                                        96,745.83
                             Per $50,000 original principal amount of the Notes                     52.013889


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                             CLASS A-5 NOTES                                                             0.00
                             Per $50,000 original principal amount of the Notes                      0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                             CLASS A-5 NOTES                                                             0.00
                             Per $50,000 original principal amount of the Notes                      0.000000


(iv)       Pool Balance at end of preceding Collection Period                                  509,877,957.49


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                                CLASS A-5 NOTES                                                 93,000,000.00


(vi)       Applicable Interest Rate:
                             (a)   In general:
                                     1.  Auction Rate for the prior Interest Period:

                                         CLASS A-5 NOTES
                                         PERIOD 1                                                     5.4900%
                                         PERIOD 2                                                     5.4500%
                                         PERIOD 3                                                     5.3500%
                                         CURRENT RATE    (BASED ON AUCTION)                           5.3500%

                                 2.  NET LOAN RATE
                                               PERIOD 1                                    6.6680%
                                               PERIOD 2                                    6.4700%
                                               PERIOD 3                                    6.5950%

                         (b)   Amount of Interest that would have been paid
                               on such Note Distribution Date if Interest was
                               calculated instead based on the Net Loan Rate           119,711.67



(vii)      (a)   Service Fee for related Collection Period  (Pro Rata)                  30,552.82
                       Per $50,000 original principal amount of the Notes               16.426247

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                             0.00
                       Per $50,000 original principal amount of the Notes                0.000000

                 2.  Remaining Balance                                                       0.00
                       Per $50,000 original principal amount of the Notes                0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee  (Pro Rata)                                      1,162.50
                       Per $50,000 original principal amount of the Notes                0.625000

                 2.  Auction Agent Fee  (Pro Rata)                                      20,731.25
                       Per $50,000 original principal amount of the Notes               11.145833

                 3.  Indenture Trustee Fee  (Pro Rata)                                       0.00
                       Per $50,000 original principal amount of the Notes                0.000000

                 4.  Eligible Lender Trustee Fee  (Pro Rata)                               670.18
                       Per $50,000 original principal amount of the Notes                0.360314

                 5.  Surety Provider Fee  (Pro Rata)                                     6,587.50
                       Per $50,000 original principal amount of the Notes                3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                        0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                         0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                              0.00

(xii)      (a)    Amount of the distribution attributable to amounts
                  in the Reserve Account                                                     0.00

           (b)    Amount of any other withdrawals from the Reserve
                  Account for such Distribution Date                                         0.00

           (c)    Amount in the Reserve Account                                      2,063,447.54


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                        0.00



(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on deposit in the Pre-Funding Acco


         (b)     Amount in the Pre-Funding Account                                       42,545,800.60

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                   0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                (a) CLASS A-1 NOTES                                                               0.00
                (b) CLASS A-1 NOTES (Only if Class___ Notes
                    have been paid in full)                                                       0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                          0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60 days                    3,995,345.89
               Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90 days                    3,484,172.05
               Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180 days                     731,434.09
                Delinquent

          (d)  Number of Financed Student Loans that are more than 181                      367,971.59
               days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
               awaiting payment                                                              94,846.43

(xix)     Parity Percentage          Numerator          579,002,750.79
          as of    03/31/96        Denominator          579,021,677.47                          100.00%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                   1,820.11

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                  0.00


The Money Store, Inc.


   /s/ Harry Puglisi
By:_____________________
     Harry Puglisi
        Treasurer